     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                     /s/ Peter M. Sherman
Date:  March 7, 2005                           --------------------------------
                                                         Peter M. Sherman
                                                  Principal Executive Officer



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                        /s/ Thomas Rees
Date:  March 7, 2005                            --------------------------------
                                                            Thomas Rees
                                                   Principal Financial Officer


                                     Page 1